UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): April 9, 2018

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place Suite 1450 McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2018 (the “Prior 8-K”), on February 23, 2018, GTT Communications, Inc., a Delaware corporation (the “Company”), entered into an Agreement for the Sale and Purchase of Interoute Communications Holdings S.A., a Luxembourg public limited liability company (“Interoute”), by and among Emasan AG, Turbo Holdings Lux II Sarl (together with Emasan AG, the “Sellers”), GTT Americas, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “Purchaser”), and the Company (the “Purchase Agreement”).  Subject to the terms and conditions of the Purchase Agreement, the Purchaser agreed to acquire all of the equity interests in Interoute from the Sellers (the “Acquisition”) for an aggregate purchase price of approximately €1.9 billion ($2.4 billion).

Item 8.01	Other Events

The Company is filing this Current Report on Form 8-K to disclose (i) the audited consolidated financial statements of Interoute and its wholly owned subsidiaries as of December 31, 2017 and 2016 and for the three years in the period ended December 31, 2017, (ii) Interoute's Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2017 and 2016 and for the three years in the period ended December 31, 2017, (iii) the audited financial statements of Perseus as of and for the year ended March 31, 2017, and (iv) the unaudited pro forma condensed combined financial information (and related notes) of the Company, showing (x) the pro forma effects of the Company’s probable acquisition of Interoute and the effects of the acquisition of Perseus, for the year ended December 31, 2017 as if both acquisitions had occurred on January 1, 2017 in the case of the unaudited pro forma condensed combined statement of operations, and (y) the pro forma effect of the Company’s probable acquisition of Interoute as of December 31, 2017 as if it had occurred on December 31, 2017 in the case of the unaudited pro forma condensed combined balance sheet.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of UHY LLP
99.1	The audited financial statements of Interoute as of December 31, 2017 and 2016 and for the three years in the period ended December 31, 2017
99.2	Interoute's Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2017 and 2016 and for the three years in the period ended December 31, 2017
99.3	The audited financial statements of Perseus as of and for the year ended March 31, 2017
99.4	The unaudited pro forma condensed combined financial information (and related notes) of the Company as of and for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 9, 2018	GTT COMMUNICATIONS, INC.

/s/ Michael T. Sicoli
Michael T. Sicoli
Chief Financial Officer

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